UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 5, 2023

SLM Student Loan Trust 2003-4
(Exact name of issuer as specified in its charter)

DELAWARE	333-97247/ 333-97247-01	04-3480392
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. Employer Identification Number)

c/o Deutsche Bank Trust Company Americas
60 Wall Street, 60th Floor
Mail Stop NYC60-2606
New York, New York 10005
(Address of principal executive offices)
Registrant’s telephone number including area code:  (703) 984-5858

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Exhibit Index appears on page 3

Item 8.01	Other Events

On December 5, 2023, Navient Solutions, LLC, in its capacity as administrator, furnished to the remarketing agent a preliminary remarketing memorandum (the “Remarketing Memorandum”) for distribution to certain qualified institutional buyers for purposes of remarketing the SLM Student Loan Trust 2003-4 Class A-5A Reset Rate Notes, Class A-5D Reset Rate Notes and A-5E Reset Rate Notes. The Remarketing Memorandum included tables which provide a description of the SLM Student Loan Trust 2003-4 student loan pool as of October 31, 2023. These tables are attached as an exhibit to this current report.

Item 9.01	Financial Statements, Pro Forma Financial Statements and Exhibits

(a)          Not applicable

(b)          Not applicable

(c)          Not applicable

(d)          Exhibits

99.1          Tables showing SLM Student Loan Trust 2003-4 Pool Information as of October 31, 2023.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2003-4

By: NAVIENT SOLUTIONS, LLC, in its capacity as administrator of the Trust

Dated: December 5, 2023	By: /s/ C. Scott Booher
Name: C. Scott Booher
Title: Vice President

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SLM STUDENT LOAN TRUST 2003-4

Form 8-K

CURRENT REPORT

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Tables Showing SLM Student Loan Trust 2003-4 Pool Information as October 31, 2023.

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